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                                      EXHIBIT 99

                                  Contact:  Meta Gaertnier
                                            Lilja Inc.
                                            (612) 893-7140

                       PHOTRAN SUES FORMER PRESIDENT FOR FRAUD

                 COMPANY ASKS COURT TO FREEZE STEVENSON ASSETS AND

         CLAIMS FORMER PRESIDENT'S ACTIONS LED TO ACCOUNTING IRREGULARITIES;

              PHOTRAN MAY RESTATE PREVIOUSLY ISSUED FINANCIAL STATEMENTS


    MINNEAPOLIS _ (Oct. 31, 1997) _ Photran Corporation (NASDAQ: PTRN) today said it has filed a lawsuit accusing its former president, David E. Stevenson, of committing fraud and asking the court to freeze his assets pending the resolution of a shareholder lawsuit and an investigation currently being conducted by the Securities and Exchange Commission.

    The company also indicated it has reopened its internal investigation, begun in March 1997, regarding financial and accounting irregularities related to Stevenson. Photran's investigation is presently focused on certain transactions which may have led to overstated revenues in 1995, and certain other transactions before 1996, whereby Stevenson may have paid for the Photran stock he owns through inflated capital equipment purchases.

    As a result, Photran's previously issued financial statements and any related auditors' reports should not be relied upon until Photran's investigation can be completed and its financial statements can be restated, if necessary.

    All of the transactions currently being investigated directly involved Stevenson, Photran's founder and former president and chief executive officer, the company said.

    Based on its present information, Photran management does not expect the potential adjustments to income statements for periods after 1995 to be material. Photran, a Lakeville, Minn., firm which manufactures coated glass products for the flat-panel display industry, conducted an initial public offering in May 1996.

    "We may need to make adjustments to the book value of capital assets," explained Photran President Paul T. Fink. "We're dealing with events that are past history, and we've taken steps to address their origin.

    "The possible restatements do not in any way diminish Photran's potential, the market for our ITO-coated glass products nor our commitment to increase sales and attain profitable growth," Fink said.

                                       _ more _


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Photran Sues Former President . . . /2.

    LAWSUIT CLAIMS STEVENSON COMMITTED FRAUD

    Photran's lawsuit, filed against Stevenson in Dakota County District Court, Hastings, Minn., holds him directly responsible for the financial and accounting irregularities that caused Photran to previously restate its financial results for the first, second and third quarters of 1996. It further alleges that Stevenson is directly responsible for transactions involving improper revenue recognition in 1995 and an overstatement of equipment costs before 1996.

    Photran's suit also names Stevenson's brother, Mark A. Stevenson of Harbor Springs, Mich., as an additional defendant.

    "Over the past seven months, Photran's board and new management team have acted decisively to bring the company to profitability and serve the best interests of our shareholders," said Steven King, chairman of the Photran board of directors.

    "This lawsuit is a step in that direction," he said.

    In its suit, Photran asks the court to award it damages in excess of $1 million; to order Stevenson to pay all costs, expenses and damages that may be awarded against Photran as a result of Stevenson's actions; and to order that his assets be frozen pending a trial. Those assets include about 325,000 shares of Photran stock held in Stevenson's name and which are currently in Photran's possession.

     Minnesota law provides for a prejudgment attachment of assets in cases where there is reason to believe that the defendant has committed an intentional fraud.

    "Without court intervention, we have no confidence that the stock in David Stevenson's name will be available for the benefit of our shareholders," Fink said.

    Photran's claim notes that Stevenson, as president, served as Photran's principal salesperson and made decisions on the recognition of revenue and other accounting issues.

    The court papers contend, among other things, that in 1996, Stevenson caused certain items to be reported as sales, when in fact they were not; that in March 1997, he unsuccessfully attempted to have Photran wire money to a bank account under his control; and that in early 1997 he entered into the continuation of an unfavorable agreement with an outside vendor, without the board's knowledge.

                                       _ more _


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Photran Sues Former President . . . /3.


    Photran's lawsuit also alleges that Stevenson and his brother set up bank accounts in the names of other corporations which purchased equipment at low prices, and sold them to Photran at high prices. According to the lawsuit's claims, the two then used a major portion of the profit from those equipment transactions to pay for alleged sales to a Photran customer, even though that customer had not ordered any product. The lawsuit alleges that Stevenson caused these non-existent orders to be recorded as sales in 1995. These 1995 sales transactions were recorded as paid in full by the end of 1995, the Photran complaint says.

    LAWSUIT QUESTIONS STEVENSON'S RIGHT TO STOCK

    In addition to its claim that the stock in Stevenson's name should be attached for the benefit of its shareholders because of Stevenson's fraudulent conduct, the lawsuit challenges whether Stevenson fully paid for his Photran stock investments, or whether he paid for them with funds obtained through
fraudulent transactions.     Stevenson previously had served Photran with a
lawsuit seeking return of the stock certificates. Photran said it began investigating transactions involving Stevenson's claim that he paid cash for his sizable share of Photran stock once the company was served with Stevenson's lawsuit. The company recently discovered additional documents that led to the reopening of its investigation.

    In March 1997, Photran's board of directors suspended Stevenson pending an internal investigation into certain financial and accounting irregularities. On March 19, Stevenson and his wife, Kathleen V. Stevenson, Photran director and corporate secretary, both resigned.

    In May 1997, Photran restated results for the first three quarters of 1996 and indicated that the SEC had undertaken a formal investigation. The initial recording of the transactions which led to these restatements also are the subject of a shareholder lawsuit.

    Since Stevenson's resignation, Photran management has refocused operations and acted to move the company toward profitability. The company has cut costs, stopped work on non-core product lines, added a second manufacturing line and added a number of new customers.

                                       _ more _


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Photran Sues Former President . . . /4.


    Photran Corporation develops, manufactures and markets high performance optical and electrically conductive thin film coated products using proprietary process technologies. The company produces products for the flat-panel display industry.

FORWARD-LOOKING STATEMENTS

IN ADDITION TO HISTORIC INFORMATION, THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THE OUTCOME OF THE COMPANY'S INTERNAL INVESTIGATION AND THE SECURITY AND EXCHANGE COMMISSION'S FORMAL INVESTIGATION, THE OUTCOME OF PENDING LITIGATION AND ARBITRATION PROCEEDINGS, THE TIMELY COMPLETION OF CONSTRUCTION, INSTALLATION AND FULL OPERATION OF MANUFACTURING EQUIPMENT, THE SELLING PRICE AND MARKET DEMAND FOR THE COMPANY'S ITO-COATED GLASS, AND OTHER FACTORS DISCLOSED THROUGHOUT THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT EVENTS OR CIRCUMSTANCES THAT MAY ARISE AFTER THE DATE OF THIS PRESS RELEASE. READERS ARE URGED TO CAREFULLY REVIEW AND CONSIDER THE VARIOUS DISCLOSURES MADE BY THE COMPANY IN THIS RELEASE, AND IN THE COMPANY'S PAST AND FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, THAT ATTEMPT TO ADVISE INTERESTED PARTIES OF THE RISKS AND FACTORS THAT MAY AFFECT THE COMPANY'S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

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